UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 27, 2020

(Date of earliest event reported)

Asure Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy, Suite 350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 27, 2020, the Company amended its Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000. A copy of the amendment to the Company’s Restated Certificate of Incorporation is attached hereto as Exhibit 3.1

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2020, we held our 2020 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the seven directors listed below, each to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; (ii) ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020; (iii) approve an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000; (iv) approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 1,000,000 shares; (v) approve an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 250,000 shares; and, (vi) approve, on a non-binding advisory basis, the compensation of our named executive officers.

The final voting results for each of these proposals are as follows:

Election of Directors (Item 1):

	Votes For	Votes Withheld	Broker Non-Votes
David Sandberg	7,881,363	1,013,914	3,271,588
W. Carl Drew	8,768,678	126,599	3,271,588
Daniel Gill	8,530,786	364,491	3,271,588
Patrick Goepel	8,723,143	172,134	3,271,588
Charles Lathrop, Jr.	8,813,446	81,831	3,271,588
Bradford Oberwager	8,532,201	363,076	3,271,588
J. Randall Waterfield	8,815,402	79,875	3,271,588

Ratification of the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020 (Item 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,146,889	15,115	4,861	0

Approval of an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000 (Item 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,690,297	457,367	19,201	0

Approval of an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 1,000,000 shares (Item 4):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,319,789	571,546	3,942	3,271,588

Approval of an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 250,000 shares (Item 5):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,731,576	160,159	3,542	3,271,588

Approval, on a non-binding advisory basis, the compensation of our named executive officers (Item 6):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,071,358	154,277	669,642	3,271,588

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER	DESCRIPTION
3.1	Amendment to the Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: June 1, 2020	By:	/s/ Kelyn Brannon
Kelyn Brannon, Chief Financial Officer